                        CONVERTIBLE DEBT UNIT PLEDGE AGREEMENT


     CONVERTIBLE DEBT UNIT PLEDGE AGREEMENT, dated as of April 11, 1997, between Jerry Ballah (the "Pledgor") and National Telephone & Communications, Inc., a Delaware corporation (the "Pledgee").

     WHEREAS, the Pledgee has made a loan to the Pledgor in order to permit the Pledgor to acquire certain convertible debt units of the Pledgor described in
Schedule 1 hereto which are convertible into certain shares of common stock of the Pledgee (the "Common Stock"), which loan is evidenced by a Promissory Note of the Pledgor of even date herewith (the "Promissory Note");

     WHEREAS, the Pledgee requires the Pledgor, as a condition to making the aforementioned loan, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the making of such loan, the Pledgor hereby agrees with the Pledgee as follows:

     SECTION 1. PLEDGE. To secure the due and punctual payment by the Pledgor of the Liabilities (as hereinafter defined), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee and hereby grants to the Pledgee a security interest in the following:

     (i) the convertible debt unit specified in Schedule 1 hereto (the "Pledged Units") and the instrument representing the Pledged Units, and all cash, securities, interest, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Units;

     (ii) all shares of the Common Stock into which the Pledged Units may hereafter be converted (the "Pledged Shares") and all cash, securities, interest, dividends, options, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

     (iii) all other property hereafter delivered to the Pledgee in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, options, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all thereof; and

     (iv) all proceeds of any of the foregoing (the Pledged Units, the Pledged Shares and all such additional shares, certificates, instruments, cash, securities, interest, dividends, options, rights and other property being herein collectively called the "Collateral").

     The term "Liabilities," as used herein shall mean all obligations and liabilities of the Pledgor to the Pledgee under the Promissory Note.

     SECTION 2.  CERTAIN RIGHTS REGARDING COLLATERAL AND LIABILITIES.

     (a) The Pledgee shall not be liable for its failure to collect or realize upon the Liabilities or any collateral, security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Pledgee be under any obligation to take any action whatsoever with respect thereto.

     (b) The Pledgee may from time to time, after any portion of the Liabilities shall become due and payable, without notice to the Pledgor, (i) transfer all or any part of the Collateral into the name of the Pledgee or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest granted hereby, (ii) enforce collection of any of the Collateral, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iii) resort to the Collateral for payment of any portion of the Liabilities whether or not it shall have resorted to any other property securing payment of any portion of the Liabilities or shall have proceeded against any party primarily or secondarily liable on any portion of the Liabilities and (iv) take control of any proceeds of the Collateral.

     SECTION 3.  INTEREST, DIVIDENDS AND OTHER RIGHTS.

     (a) So long as no portion of the Liabilities shall be due and payable, the Pledgor shall be entitled to receive and retain interest paid on the Pledged Units, to vote the Pledged Shares, to give consents, waivers and ratifications in respect of the Pledged Shares and to receive and retain cash dividends made on or in respect of the Pledged Shares; PROVIDED, HOWEVER, that any and all cash, stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledged Units and/or Pledged Shares resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer thereof or received in exchange for the Pledged Units and/or Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the issuer thereof may be a party or otherwise, and any and all cash and other property received in exchange for any Collateral shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall be held by the Pledgor in trust on behalf of and for the benefit of the Pledgee and shall forthwith be delivered to the Pledgee or its designated nominee (accompanied, if appropriate, by proper instruments of assignment and/or stock


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powers executed by the Pledgor in accordance with the Pledgee's instructions) to be held subject to the terms of this Agreement; and PROVIDED FURTHER that no vote shall be cast or consent, waiver or ratification given or action taken which would impair the Collateral or the security interests granted hereby.

     (b) Upon the nonpayment, when due, of any portion of the Liabilities, all rights of the Pledgor pursuant to Section 3(a) hereof shall, at the election of the Pledgee, cease, and the Pledgee shall have the sole and exclusive right and authority to vote, to give consents, waivers and ratifications, and receive all interest, dividends and distributions pursuant to Section 3(a) hereof.

     SECTION 4. REMEDIES. In the event that any portion of the Liabilities is not paid when due for any reason other than the failure of the Pledgee to pay interest to the Pledgor on the Pledged Units as and when due, the Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all and each of which demands, advertisements, and/or notices being hereby expressly waived by the Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sales, at any exchange or broker's board or at any of the Pledgee's offices or elsewhere, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, with the right upon any such sale, public or private, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released by the Pledgor. The Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Pledgee hereunder (including reasonable attorney's fees and legal expenses), to the payment in whole or in part of the Liabilities in such order as it may elect, and only after such application of such net proceeds and after the payment in full of the Liabilities by the Pledgee and any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code, need the Pledgee account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Pledgee need not give more than twenty
(20) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given the Pledgor if, after any portion of the Liabilities is not paid when due for any reason other than the failure of the Pledgee to pay interest to the Pledgor on the Pledged Units as and when due, it shall have signed a statement renouncing or modifying any right to notification of any sale or other intended disposition. The Pledgee shall not be obligated


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to make any sale pursuant to any such notice.  The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and in case of any such failure such Collateral may again be sold on like notice. The Pledgee, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit at law or in equity to foreclose the pledge and security interest under this Agreement and sell the Collateral, or any part thereof, under a judgment or decree of a court of competent jurisdiction. In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to any portion of the Liabilities, the Pledgee shall have all the rights and remedies of a secured party under the Uniform Commercial Code. The Pledgor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Secion 9-112 of the Uniform Commercial Code.

     SECTION 5. REPRESENTATIONS. WARRANTIES AND COVENANTS. The Pledgor represents and warrants that (a) the Pledgor is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Units, subject to no perfected lien whatsoever except the lien created by this Agreement; (b) no consent of any other person (including, without limitation, his creditors) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, domestic or foreign, is required to be obtained by him in connection with the execution, delivery or performance of this Agreement; (c) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation, or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of the Pledgor's assets, and will not result in the creation or imposition of any lien on any of the Pledgor's assets except as contemplated by this Agreement; and (d) the Pledgor has delivered to the Pledgee the Pledged Units with the understanding that the Pledgee will reflect this transfer in the Convertible Debt Unit Transfer Ledger (the "Ledger") maintained by it, and the pledge and delivery of the Pledged Units pursuant to this Agreement creates a valid lien on and a perfected security interest in the Pledged Units, and the proceeds thereof, subject to no prior lien, or to any agreement purporting to grant to any third party a security interest in the Pledgor's property or assets which would include the Pledged Units. The Pledgor covenants and agrees that, except as otherwise provided in
Section 6, the Pledgor will not sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, nor will the Pledgor create, incur or permit to exist any perfected lien with respect to any part of the Collateral, or any


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

interest therein, or any proceeds thereof, except for the lien created by this Agreement, without the prior written consent of the Pledgee; and the Pledgor further covenants and agrees that the Pledgor will defend the Pledgee's right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons; and the Pledgor further covenants and agrees to deliver to the Pledgee from time to time on request such assignments, stock powers and similar documents, satisfactory in form and substance to the Pledgee, with respect to the Collateral as the Pledgee may request.

     SECTION 6. CONVERSION OF THE PLEDGED UNITS; RELEASE OF THE PLEDGED SHARES. The Pledgee recognizes that the Pledgor may from time to time convert the Pledged Units into shares of the Common Stock which are Pledged Shares. The Pledgee agrees that as long as the fair market value of the Collateral (the "Collateral Requirement") exceeds one hundred and twenty percent (120%) of the then outstanding amount of Liabilities (whether such Liabilities have been prepaid by the Pledgor in increments of $10,000 or not), the Pledgor shall be entitled to obtain a release of such number of the Pledged Shares in excess of the Collateral Requirement from the Pledgee within ten (10) days of the Pledgor's written request therefor. For purposes of determining the fair market value of the Collateral, (i) the Pledged Units shall have a fair market value of the principal amount thereof and (ii) the Pledged Shares shall have a fair market value determined as follows:

     (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the fair market value of a share of Common Stock shall be the closing sales price for such stock on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock), as reported in THE WALL STREET JOURNAL or such other source as the Board of Directors of the Pledgee deems reliable;

     (b) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of Common Stock shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination (or, if such prices are not reported on such date, such prices as reported on the interest preceding date), as reported in THE WALL STREET JOURNAL or such other source as the Board of Directors of the Pledgee deems reliable; or

     (c) If the fair market value is not determined pursuant to (a) or (b) above, then the fair market value shall be determined in good faith by the Board of Directors of the Pledgee.




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The Pledgee agrees that following any release by the Pledgee to the Pledgor of the Pledged Shares, in the event that the fair market value of the Collateral falls below the Collateral Requirement and remains below the Collateral Requirement for fifteen (15) consecutive days, the Pledgee shall within ten (10) days thereafter either (x) deliver to the Pledgee such number of shares of the Common Stock (together with stock powers with respect to such shares of the Common Stock) or (y) prepay the Liabilities as described in this Section 6 in such amounts so that the Collateral Requirement is met.

     SECTION 7.  SALE OF THE PLEDGED UNITS OR THE PLEDGED SHARES.

     (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all of the Pledged Units and/or the Pledged Shares by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in commercially unreasonable manner by virtue of its private nature. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Units and/or the Pledged Shares for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if the issuer would agree to do so.

     (b) The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of any portion or all of the Pledged Units and/or the Pledged Shares valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense.

     SECTION 8. FURTHER ASSURANCE. The Pledgor agrees that, at any time and from time to time upon the written request of the Pledgee, it will execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request in order to effect the purposes of the Agreement.

     SECTION 9.  AUTHORITY OF PLEDGEE.

     (a) The Pledgee is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest, provided that no action may be taken by the Pledgee pursuant to


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such appointment so long as the Liabilities are not yet due and payable.
Without limiting the generality of the foregoing, the Pledgee shall have the right and power to receive, endorse and collect all checks made payable to the order of the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.


     (b) The Pledgee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Pledgee by the terms hereof, together with such powers as are incidental thereto. The Pledgee may execute any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Neither the Pledgee, nor any director, officer or employee of the Pledgee, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to reimburse the Pledgee, on demand, for all reasonable expenses incurred by the Pledgee in connection with the enforcement of this Agreement (including expenses incurred by any agent employed by the Pledgee) and agrees to indemnify and hold harmless the Pledgee and/or any such agent from and against any and all liability incurred by the Pledgee or such agent hereunder or in connection herewith, unless such liability shall be due to willful misconduct or negligence on the part of the Pledgee or such agent.

     SECTION 10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11. NO WAIVER; CUMULATIVE REMEDIES. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights, powers or remedies hereunder and no waiver shall be valid unless in writing, signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right, power or remedy hereunder on any one occasion shall not be construed as a bar to the exercise of any right, power or remedy which the Pledgee would otherwise have on any future occasion. No failure to exercise, nor any delay in exercising, on the part of the Pledgee any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights, powers or remedies provided by law.

     SECTION 12. NOTICES. All notices, demands, requests and other communications provided for or permitted under this Agreement shall be in writing,


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either delivered in hand or sent by registered first class mail, postage prepaid, or by facsimile with answer-back, addressed, if to the Pledgor, to Jerry Ballah at his address as reflected in the Ledger and, if to the Pledgee, to President, National Telephone & Communications, Inc., 2801 Main Street, Irvine, California 92614 or to such other address as the party to receive any such notice, demand, request or communication may have designated by written notice to the other party, which notice complies as to delivery with the terms of this Section 12.

     SECTION 13. TERMINATION. Upon payment in full of the Liabilities in accordance with their terms and the performance by the Pledgor of all of the Pledgor's obligations under this Agreement, this Agreement shall terminate and the Pledgor shall be entitled to the return, at the Pledgor's expense, of such of the Collateral in the possession or control of the Pledgee as may have been pledged by the Pledgor under this Agreement and which has not theretofore been disposed of pursuant to the provisions hereof.

     SECTION 14. MISCELLANEOUS. This Agreement and all obligations of the Pledgor hereunder shall be binding upon his successors and assigns, and shall, together with the rights, powers and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee and its successors and assigns.

     SECTION 15. AMENDMENTS; APPLICABLE LAW. None of the terms or provisions of this Agreement may be amended except by an instrument in writing, duly executed by the Pledgee. This Agreement shall be governed by and construed in accordance with the laws of the State of California.






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     IN WITNESS WHEREOF, the Pledgor and the Pledgee have duly executed and delivered this Agreement as of the day and year first above written.

                                        PLEDGOR


                                           /s/ Jerry Ballah
                                        ---------------------------------
                                        Jerry Ballah


                                        PLEDGEE

                                        NATIONAL TELEPHONE &
                                         COMMUNICATIONS, INC.

                                        By:   James R. Quandt
                                           ------------------------------
                                             James R. Quandt
                                             President


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                                      SCHEDULE 1



                                                   PRINCIPAL AMOUNT     NUMBER OF SHARES
       ISSUER OF            CONVERTIBLE DEBIT             OF                  INTO
 CONVERTIBLE DEBT UNIT         UNIT NUMBER         CONVERTIBLE DEBT     WHICH CONVERTIBLE
 ---------------------         -----------         ----------------     -----------------
 National Telephone &               3                 $3,771,348           1,257,116
    Communications, Inc.

















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